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                          ESCROW AGREEMENT

THIS AGREEMENT is dated for reference the 15h day of February, 1999

BETWEEN:

DATABOAT INTERNATIONAL LIMITED
a company incorporated pursuant to the laws of the Province of British Columbia

("Databoat")

	OF THE FIRST PART

AND:

WORLDBID CORPORATION
a corporation incorporated pursuant to the laws of the State of Nevada

("WorldBid")

	OF THE SECOND PART

AND:

CANE & COMPANY, L.L.C.,
Suite 1200, 101 Convention Centre Drive
Las Vegas, Nevada, USA 89109

(the "Escrow Agent")

	OF THE THIRD PART

WHEREAS:

A. Databoat and WorldBid have entered into an agreement dated the 15th day of January, 1999 pursuant to which WorldBid has acquired from Databoat the "WorldBid.Com" internet business developed by Databoat (the "Acquisition Agreement").


B. WorldBid has issued to Databoat 3,000,000 common shares in the capital of WorldBid (the "Shares") pursuant to the Acquisition Agreement which are to be held on the terms and conditions of this Escrow Agreement.

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                                  2

C. Databoat, WorldBid and the Escrow Agent wish to enter into this Escrow Agreement to set forth their agreement as to the manner in which the Escrow Agent will hold and release the Shares.


NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the sum of $1.00 paid by the each party to the other (the receipt of which is hereby acknowledged), the parties hereby covenant and agree as follows:


1. Definitions

1.1		In this Agreement, the following terms shall have the
meanings set forth below:

(a)	"Acquisition Agreement" means the Agreement between
Databoat and WorldBid dated the 2nd day of February 1999;

(b)	"Business" means the "WorldBid.Com" internet business
sold by Databoat to WorldBid pursuant to the Acquisition
Agreement;

(c)	"Escrow Documents" means:

     (I) the Share Certificates;

     (II) the General Conveyance of Business Assets;

(d)	"General Conveyance of Business Assets" means an
assignment of all of the assets, property and undertaking comprising the Business executed by WorldBid in favour of Databoat;

(e)	"Shares" means the 3,000,000 common shares, $0.001 US per
share par value, in the capital of WorldBid in the name of Databoat.

(f)	"Share Certificates means the share certificates in the
name of Databoat representing the Shares, in denominations of 300,000 Shares, 700,000 Shares,
1,000,000 Shares and 1,000,000 Shares, and stock powers of attorney duly executed by Databoat as required to transfer the Shares to WorldBid;

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2. Escrow Documents Held in Escrow

2.1		The Escrow Agent confirms receipt of the Escrow Documents
and acknowledges that it holds the Escrow Documents in trust subject to the terms and conditions of this Agreement.


3. Release of Escrow Documents

3.1		Subject to Section 3.4, upon delivery of a statutory
declaration of an officer of WorldBid prior to February 15, 2000 stating that WorldBid has elected not to proceed with the development and commercialization of the Business, as contemplated by the Acquisition Agreement, the Escrow Agent will release the Share Certificates to WorldBid and the General Conveyance of Business Assets to Databoat.

3.2		Subject to Section 3.4, upon delivery of a statutory
declaration of an officer of Databoat prior to February 15, 2000 stating that WorldBid has failed to fund the Business in accordance with the business plan agreed upon by Databoat and WorldBid and claiming a release of the General Conveyance of Business Assets, as contemplated in the Acquisition Agreement, the Escrow Agent will deliver notice of receipt of the statutory declaration to WorldBid.
 In the event that the Escrow Agent does not receive any notice of dispute from WorldBid as to the release of the General Conveyance of Business Assets to Databoat within 14 days of the date of delivery of the notice, the Escrow Agent will release the Share Certificates to WorldBid and the General Conveyance of Business Assets to Databoat.

3.3		Subject to Section 3.4, in the event that WorldBid does
not deliver to the Escrow Agent a statutory declaration of an officer of WorldBid to the Escrow Agent stating that WorldBid has elected not to proceed with the development and commercialization of the Business prior February 15, 2000, then the Escrow Agreement will release the General Conveyance of Business Assets to WorldBid on February 15, 2000 and will release the Share Certificates to Databoat on the following schedule:

Date of Release			Escrow Documents to be Released
---------------               -------------------------------

February 15, 2000			Share Certificates representing
                              300,000 Shares, with corresponding
                              stock power of attorney

February 15, 2001			Share Certificates representing
                              700,000 Shares, with corresponding
                              stock power of attorney

February 15, 2002			Share Certificates representing
                              1,000,000 Shares, with corresponding
                              stock power of attorney

February 15, 2003			Share Certificates representing
                              1,000,000 Shares, with corresponding
                              stock power of attorney

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                                  4

3.4		In the event that the Escrow Agent is given written
notice of any disagreement between Databoat and WorldBid resulting in adverse claims or demands being made in connection with the Escrow Documents or a disagreement as to the Escrow Documents to be released by the Escrow Agent, the Escrow Agent will not release the Escrow Documents until:

(a)	the rights of all parties shall have been fully and
finally adjudicated by an arbitrator or court of competent jurisdiction; or

(b)	Databoat and WorldBid give the Escrow Agent written
notice as to their agreement as to the release of the Escrow Documents.


4. Scope of Escrow Agent's Duties

4.1		In exercising its duties and obligations as set forth in
this Agreement, the Escrow Agent will act in good faith and with impartiality towards each of Databoat and WorldBid.

4.2		The Escrow Agent will have no duties or obligations in
respect of the Escrow Documents other than those specifically set forth herein.

4.3		The Escrow Agent will not be bound in any way by any
other contract or agreement between the parties hereto whether or not the Escrow Agent has knowledge thereof or of its terms and conditions and the Escrow Agent's only duty, liability and responsibility shall be to hold and deal with the Escrow Documents in accordance with this Agreement.

4.4		The Escrow Agent will be entitled, unless it has
knowledge to the contrary, to assume that any notice and evidence received pursuant to these instructions from either Databoat or WorldBid has been duly executed by the party by whom it purports to have been signed and the Escrow Agent will not be obligated to enquire into the sufficiency or authority of any signatures appearing on such notice or evidence.


5. Indemnity

5.1		Databoat and WorldBid covenant and agree to indemnify the
Escrow Agent against loss, liability or expense incurred without negligence or bad faith on the part of the Escrow Agent arising out of or in connection with the administration of the Escrow Agent's duties hereunder, including the costs and expenses of defending itself against any claim or liability arising therefrom. Databoat and WorldBid agree to jointly and severally pay to the Escrow Agent at the Escrow Agent's standard hourly rates for the provision of legal services in consideration for the Escrow Agent fulfilling its duties and acting in accordance with its obligations pursuant to this Escrow Agreement.


6. Notices

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                                  5

6.1		Any notice, statement, demand or request herein required
or permitted or required to be given by any party hereto to the other shall be in writing and shall be deemed to have been sufficiently and effectually given if signed by or on behalf of the party giving the notice and delivered by hand or telecopied, with original to follow concurrently by mail) to:

Databoat:					Copy to:

DATABOAT INTERNATIONAL LIMITED      GARY DUNN
6177 Eagle Road, Unit 122		Barrister & Solicitor
Whistler, British Columbia          610 - 1665 West Broadway
Canada  V0N 1B0				Vancouver, British Columbia
Attention: Mr. Scott Wurtele		Canada, V6J 1X1
Facsimile: (604) 608-3134		Facsimile: (604) 739-7013


WorldBid:					Copy to:

WORLDBID CORPORATION                O'NEILL & COMPANY
6955 E. Caballo Drive			Suite 1880, Royal Centre
Paradise Valley, Arizona		1055 West Georgia Street,
                                    Box 11122
USA 	85253					Vancouver, British Columbia
                                    Canada V6E 3P3
Attention: Mr. Logan B. Anderson	Attention: Mr. Michael H.
                                               Taylor
Facsimile: (602) 483-3586		Facsimile: (604) 687-6650

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Escrow Agent:

Cane & Company, L.L.C.
Suite 1200, 101 Convention Centre Drive
Las Vegas, Nevada
USA 89109
Attention:  Mr. Michael A. Cane
Facsimile: (702) 312-6249

Any notice telecopied shall be deemed to be received when sent and duly received during normal business hours at the office set forth above. Any notice delivered by hand shall be deemed to be received when left during normal business hours at the office set forth above. Any party referred to above shall be entitled to change its address or telecopier number for notice to an address or telecopier number elsewhere, by notice in writing to the other parties.


7. Miscellaneous

7.1		The terms of this Agreement are irrevocable by Databoat,
WorldBid and the Escrow Agent unless such revocation is consented to in writing by each party.

7.2		The terms herein shall be binding upon the Escrow Agent
and its successors in the practice of law and upon Databoat, WorldBid and the Escrow Agent and their respective heirs, executors, administrators, successors and assigns.

7.3		Any dispute or claim arising hereunder shall be settled
by arbitration. Any party may commence arbitration by sending a written notice of arbitration to the other party. The notice will state the dispute with particularity. The arbitration hearing shall be commenced thirty (30) days following the date of delivery of notice of arbitration by one party to the other, by the American Arbitration Association ("AAA") as arbitrator. The arbitration shall be conducted in Seattle, Washington in accordance with the commercial arbitration rules promulgated by AAA, and each party shall retain the right to cross-examine the opposing party's witnesses, either through legal counsel, expert witnesses or both.
 The decision of the arbitrator shall be final, binding and conclusive on all parties (without any right of appeal therefrom) and shall not be subject to judicial review. As part of his decision, the arbitrator may allocate the cost of arbitration, including fees of attorneys and experts, as he or she deems fair and equitable in light of all relevant circumstances. Judgment on the award rendered by the arbitrator may be entered in any court of competent jurisdiction.

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7.4		This Agreement shall be governed by the laws of the State
of Washington and each party irrevocably attorns to the jurisdiction of the courts of the State of Washington.


IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.


CANE & COMPANY, L.L.C.


Per:	\s\ Michael Cane
      ------------------
Authorized Signatory



DATABOAT INTERNATIONAL LIMITED
by its authorized signatory:


Per:	\s\ Scott Wurtele
      ------------------
Authorized Signatory



WORLDBID CORPORATION
by its authorized signatory:


Per:	\s\ Logan Anderson
      ------------------
Authorized Signatory